THE COMMERCE FUNDS

The Growth Fund

The Value Fund

The MidCap Growth Fund

The Bond Fund

The Short-Term Government Fund

The National Tax-Free Intermediate Bond Fund

The Missouri Tax-Free Intermediate Bond Fund

The Kansas Tax-Free Intermediate Bond Fund

Supplement dated June 30, 2016 to the

Prospectus dated March 1, 2016 (the “Prospectus”)

Effective as of the date hereof, shareholders will be permitted to exchange into FST Shares of Goldman Sachs Financial Square Government Fund instead of FST Shares of Goldman Sachs Financial Square Prime Obligations Portfolio. References to FST Shares of Goldman Sachs Financial Square Prime Obligations Portfolio are deleted.

This Supplement should be retained with the Prospectus for future reference.